TIMKEN

The Timken Company
Impact of Pension and OPEB Accounting Principle Change on Condensed Consolidated Statement of Income
(Dollars in millions) (Unaudited)	Three Months Ended March 31, 2016			Three Months Ended June 30, 2016			Three Months Ended September 30, 2016			Three Months Ended December 31, 2016			Twelve Months Ended December 31, 2016
	As Originally Reported	Effect of Change(1)	Revised Results	As Originally Reported	Effect of Change(2)	Revised Results	As Originally Reported	Effect of Change(2)	Revised Results	As Originally Reported	Effect of Change(3)	Revised Results	As Originally Reported	Effect of Change(3)	Revised Results
Net sales	$684.0	$—	$684.0	$673.6	$—	$673.6	$657.4	$—	$657.4	$654.8	$—	$654.8	$2,669.8	$—	$2,669.8
Cost of products sold	503.1	(2.2)	500.9	491.3	(2.2)	489.1	489.9	(2.2)	487.7	490.7	32.9	523.6	1,975.0	26.3	2,001.3
Gross Profit	180.9	2.2	183.1	182.3	2.2	184.5	167.5	2.2	169.7	164.1	(32.9)	131.2	694.8	(26.3)	668.5
Selling, general & administrative expenses (SG&A)	118.3	(2.2)	116.1	110.2	(2.2)	108.0	109.5	(2.3)	107.2	112.0	27.4	139.4	450.0	20.7	470.7
Impairment and restructuring charges	10.5	—	10.5	2.9	—	2.9	5.3	—	5.3	3.0	—	3.0	21.7	—	21.7
Pension settlement charges	1.2	—	1.2	0.4	(0.4)	—	10.3	(10.2)	0.1	16.2	(15.9)	0.3	28.1	(26.5)	1.6
Operating Income (Loss)	50.9	4.4	55.3	68.8	4.8	73.6	42.4	14.7	57.1	32.9	(44.4)	(11.5)	195.0	(20.5)	174.5
Continued Dumping and Subsidy Offset Act income (expense), net (4)	47.7	—	47.7	6.1	—	6.1	(0.2)	—	(0.2)	6.0	—	6.0	59.6	—	59.6
Other (expense) income, net	—	—	—	(1.7)	—	(1.7)	(0.1)	—	(0.1)	0.9	—	0.9	(0.9)	—	(0.9)
Earnings (Loss) Before Interest and Taxes (EBIT) (5)	98.6	4.4	103.0	73.2	4.8	78.0	42.1	14.7	56.8	39.8	(44.4)	(4.6)	253.7	(20.5)	233.2
Interest expense, net	(8.1)	—	(8.1)	(8.3)	—	(8.3)	(7.6)	—	(7.6)	(7.6)	—	(7.6)	(31.6)	—	(31.6)
Income (Loss) Before Income Taxes	90.5	4.4	94.9	64.9	4.8	69.7	34.5	14.7	49.2	32.2	(44.4)	(12.2)	222.1	(20.5)	201.6
Provision (benefit) for income taxes	27.6	1.5	29.1	20.0	1.5	21.5	13.5	1.7	15.2	8.1	(13.4)	(5.3)	69.2	(8.7)	60.5
Net Income (Loss)	62.9	2.9	65.8	44.9	3.3	48.2	21.0	13.0	34.0	24.1	(31.0)	(6.9)	152.9	(11.8)	141.1
Less: Net Income (Loss) Attributable to Noncontrolling Interest	(0.1)	—	(0.1)	—	—	—	0.4	—	0.4	—	—	—	0.3	—	0.3
Net Income (Loss) Attributable to The Timken Company	$63.0	$2.9	$65.9	$44.9	$3.3	$48.2	$20.6	$13.0	$33.6	$24.1	$(31.0)	$(6.9)	$152.6	$(11.8)	$140.8

Net Income (Loss) per Common Share Attributable to The Timken Company Common Shareholders
Basic Earnings (Loss) Per Share	$0.79	$0.04	$0.83	$0.57	$0.04	$0.61	$0.26	$0.17	$0.43	$0.31	$(0.40)	$(0.09)	$1.94	$(0.15)	$1.79

Diluted Earnings (Loss) Per Share	$0.78	$0.04	$0.82	$0.57	$0.04	$0.61	$0.26	$0.17	$0.43	$0.31	$(0.40)	$(0.09)	$1.92	$(0.14)	$1.78

Average Shares Outstanding	79,769,761		79,769,761	78,671,509		78,671,509	79,935,783		79,935,783	77,599,869		77,599,869	78,516,029		78,516,029
Average Shares Outstanding - assuming dilution	80,437,533		80,437,533	79,312,774		79,312,774	78,617,476		78,617,476	78,482,319		78,482,319	79,234,324		79,234,324

(1) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses.

(2) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses and the elimination of the portion previously recognized as pension settlement charges.

(3) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses, the elimination of the portion previously recognized as pension settlement charges and the recognition of mark to market remeasurement losses in the fourth quarter.

(4) U.S. Continued Dumping and Subsidy Offset Act ("CDSOA") income (expense), net, represents the amount of funds received by the Company from monies collected by U.S. Customs and Border Protection ("U.S. Customs") on entries of merchandise subject to anti-dumping orders that entered the U.S. prior to October 1, 2007.

(5) EBIT is a non-GAAP measure defined as operating income plus other income (expense). EBIT is an important financial measure used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting EBIT is useful to investors as this measure is representative of the Company's core operations.

TIMKEN

BUSINESS SEGMENTS
(Unaudited)	Three Months Ended March 31, 2016			Three Months Ended June 30, 2016			Three Months Ended September 30, 2016			Three Months Ended December 31, 2016			Twelve Months Ended December 31, 2016
(Dollars in millions)	As Originally Reported	Effect of Change(1)	Revised Results	As Originally Reported	Effect of Change(2)	Revised Results	As Originally Reported	Effect of Change(2)	Revised Results	As Originally Reported	Effect of Change(3)	Revised Results	As Originally Reported	Effect of Change(3)	Revised Results
Mobile Industries
Net sales to external customers	383.2	—	383.2	367.8	—	367.8	353.1	—	353.1	342.3	—	342.3	1,446.4	—	1,446.4
Earnings (loss) before interest and taxes (EBIT) (4)	30.2	1.8	32.0	35.3	2.1	37.4	24.1	1.8	25.9	19.2	(27.4)	(8.2)	108.8	(21.7)	87.1
EBIT Margin (4)	7.9%	—	8.4%	9.6%	—	10.2%	6.8%	—	7.3%	5.6%	—	(2.4)%	7.5%	—	6.0%

Process Industries
Net sales to external customers	300.8	—	300.8	305.8	—	305.8	304.3	—	304.3	312.5	—	312.5	1,223.4	—	1,223.4
Earnings before interest and taxes (EBIT) (4)	32.6	1.2	33.8	46.7	1.2	47.9	40.7	1.3	42.0	43.2	(17.4)	25.8	163.2	(13.7)	149.5
EBIT Margin (4)	10.8%	—	11.2%	15.3%	—	15.7%	13.4%	—	13.8%	13.8%	—	8.3%	13.3%	—	12.2%

Corporate expense	(10.7)	1.4	(9.3)	(14.5)	1.1	(13.4)	(12.2)	1.4	(10.8)	(12.4)	(15.5)	(27.9)	(49.8)	(11.6)	(61.4)
Pension settlement charges(5)	(1.2)	—	(1.2)	(0.4)	0.4	—	(10.3)	10.2	(0.1)	(16.2)	15.9	(0.3)	(28.1)	26.5	(1.6)
CDSOA income (expense), net(6)	47.7	—	47.7	6.1	—	6.1	(0.2)	—	(0.2)	6.0	—	6.0	59.6	—	59.6

Consolidated
Net sales to external customers	684.0	—	684.0	673.6	—	673.6	657.4	—	657.4	654.8	—	654.8	2,669.8	—	2,669.8
Earnings (loss) before interest and taxes (EBIT) (4)	98.6	4.4	103.0	73.2	4.8	78.0	42.1	14.7	56.8	39.8	(44.4)	(4.6)	253.7	(20.5)	233.2
EBIT Margin (4)	14.4%	0.7%	15.1%	10.9%	0.7%	11.6%	6.4%	2.2%	8.6%	6.1%	(6.8)%	(0.7)%	9.5%	(0.8)%	8.7%

(1) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses.

(2) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses and the elimination of the portion previously recognized as pension settlement charges.

(3) The effect of the change reflects adjustments to eliminate amortization of actuarial gains and losses, the elimination of the portion previously recognized as pension settlement charges and the recognition of mark to market remeasurement losses in the fourth quarter.

(4) EBIT is a non-GAAP measure defined as operating income plus other income (expense). EBIT Margin is a non-GAAP measure defined as EBIT as a percentage of net sales. EBIT and EBIT Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.  Management believes that reporting EBIT and EBIT Margin is useful to investors as these measures are representative of the Company's core operations of the segments and Company, respectively.

(5) Pension settlement charges in 2016 primarily related to lump sum distributions to new retirees, the purchase of a group annuity contract from The Canada Life Assurance Company ("Canada Life"), and lump-sum distributions to deferred vested participants.

(6) CDSOA income represents the amount of funds received by the Company from monies collected by U.S. Customs on entries of merchandise subject to anti-dumping orders that entered the U.S. prior to October 1, 2007.

TIMKEN

Reconciliation to Net Income Attributable to The Timken Company, After Adjustments, to GAAP Net Income Attributable to The Timken Company and Adjusted Earnings Per Share to GAAP Earnings Per Share:
The following reconciliation is provided as additional relevant information about the Company's performance deemed useful to investors.  Management believes that non-GAAP measures of adjusted net income and adjusted diluted earnings per share are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting adjusted net income and adjusted diluted earnings per share is useful to investors as these measures are representative of the Company's core operations.

(Dollars in millions) (Unaudited)	Three Months Ended March 31, 2016				Three Months Ended June 30, 2016				Three Months Ended September 30, 2016				Three Months Ended December 31, 2016				Twelve Months Ended December 31, 2016
	As Originally Reported	EPS	Revised Results	EPS	As Originally Reported	EPS	Revised Results	EPS	As Originally Reported	EPS	Revised Results	EPS	As Originally Reported	EPS	Revised Results	EPS	As Originally Reported	EPS	Revised Results	EPS
Net Income (Loss) Attributable to The Timken Company	$63.0	$0.78	$65.9	$0.82	$44.9	$0.57	$48.2	$0.61	$20.6	$0.26	$33.6	$0.43	$24.1	$0.31	$(6.9)	$(0.09)	$152.6	$1.92	$140.8	$1.78

Adjustments:(1)
Pension settlement charges(2)	$1.2		$1.2		$0.4		$—		$10.3		$0.1		$16.2		$0.3		$28.1		$1.6
Impairment and restructuring charges(3)	10.7		10.7		3.4		3.4		7.3		7.3		6.6		6.6		28.0		28.0
Acquisition related charges(4)	—		—		0.8		0.8		2.5		2.5		0.9		0.9		4.2		4.2
CDSOA income (expense), net(5)	(47.7)		(47.7)		(6.1)		(6.1)		0.2		0.2		(6.0)		(6.0)		(59.6)		(59.6)
Health care plan modification costs(6)	—		—		—		—		—		—		2.9		2.9		2.9		2.9
(Gain) loss on dissolution/divestment of subsidiary	(1.4)		(1.4)		—		—		0.9		0.9		—		—		(0.5)		(0.5)
Mark-to-market remeasurement losses(7)	—		—		—		—		—		—		—		65.4		—		65.4
Provision (benefit) for income taxes(8)	11.1		11.2		0.3		0.5		(2.9)		(2.5)		(8.0)		(23.0)		0.5		(13.8)
Total Adjustments:	(26.1)	(0.32)	(26.0)	(0.32)	(1.2)	(0.02)	(1.4)	(0.02)	18.3	0.23	8.5	0.10	12.6	0.16	47.1	0.60	3.6	0.05	28.2	0.35
Adjusted Net Income from The Timken Company	$36.9	$0.46	$39.9	$0.50	$43.7	$0.55	$46.8	$0.59	$38.9	$0.49	$42.1	$0.53	$36.7	$0.47	$40.2	$0.51	$156.2	$1.97	$169.0	$2.13

(1) Adjustments are pre-tax, with net tax provision (benefit) listed separately.

(2) Pension settlement charges in 2016 primarily related to lump sum distributions to new retirees, the purchase of a group annuity contract from Canada Life, and lump-sum distributions to deferred vested participants.

(3) Impairment and restructuring charges, including items recorded in cost of products sold, related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives. The Company re-assesses its operating footprint and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(4) Acquisition related charges in 2016 related to the acquisition of Lovejoy, Inc. ("Lovejoy") and EDT Corp. ("EDT"), including one-time transaction costs.

(5) CDSOA income represents the amount of funds received by the Company from monies collected by U.S. Customs on entries of merchandise subject to anti-dumping orders that entered the U.S. prior to October 1, 2007.

(6) Health care plan modification costs represent one-time charges associated with a redesign in medical insurance options available for active associates. In connection with the redesign, the Company elected to pay certain unused reimbursement account balances to associates impacted by the change in available options.

(7) Mark-to-market remeasurement losses represent actuarial losses that resulted from the remeasurement of pension plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses through earnings in connection with the annual remeasurement in the fourth quarter, or on an interim basis if specific events trigger a remeasurement.

(8) Provision (benefit) for income taxes includes the net tax impact on pre-tax adjustments, the impact of discrete tax items recorded during the respective periods, as well as adjustments to reflect the use of one overall effective tax rate on adjusted pre-tax income in interim periods.

TIMKEN

Reconciliation of EBIT Margin, After Adjustments, to Net Income as a Percentage of Sales and EBIT, After Adjustments, to Net Income:
The following reconciliation is provided as additional relevant information about the Company's performance deemed useful to investors.  Management believes consolidated earnings (loss) before interest and taxes (EBIT) is a non-GAAP measure that is useful to investors as it is representative of the Company's performance and that it is appropriate to compare GAAP net income (loss) to consolidated EBIT. Management also believes that non-GAAP measures of adjusted EBIT and adjusted EBIT margin are useful to investors as they are representative of the Company's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

(Dollars in millions) (Unaudited)	Three Months Ended March 31, 2016				Three Months Ended June 30, 2016				Three Months Ended September 30, 2016				Three Months Ended December 31, 2016				Twelve Months Ended December 31, 2016
	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales
Net Income (Loss)	$62.9	9.2%	$65.8	9.6%	$44.9	6.7%	$48.2	7.2%	$21.0	3.2%	$34.0	5.2%	$24.1	3.7%	$(6.9)	(1.1)%	$152.9	5.7%	$141.1	5.3%

Provision (benefit) for income taxes	27.6	4.0%	29.1	4.2%	20.0	3.0%	21.5	3.2%	13.5	2.1%	15.2	2.3%	8.1	1.2%	(5.3)	(0.8)%	69.2	2.6%	60.5	2.3%
Interest expense	8.4	1.2%	8.4	1.2%	8.7	1.3%	8.7	1.3%	8.0	1.2%	8.0	1.2%	8.4	1.3%	8.4	1.3%	33.5	1.3%	33.5	1.2%
Interest income	(0.3)	—%	(0.3)	—%	(0.4)	—%	(0.4)	(0.1)%	(0.4)	(0.1)%	(0.4)	(0.1)%	(0.8)	(0.1)%	(0.8)	(0.1)%	(1.9)	(0.1)%	(1.9)	(0.1)%
Consolidated EBIT	$98.6	14.4%	$103.0	15.0%	$73.2	10.9%	$78.0	11.6%	$42.1	6.4%	$56.8	8.6%	$39.8	6.1%	$(4.6)	(0.7)%	$253.7	9.5%	$233.2	8.7%

Adjustments:
Pension settlement charges(1)	$1.2	0.2%	$1.2	0.2%	$0.4	—%	$—	—%	$10.3	1.6%	$0.1	—%	$16.2	2.5%	$0.3	—%	$28.1	1.0%	$1.6	0.1%
Impairment and restructuring charges(2)	10.7	1.6%	10.7	1.6%	3.4	0.5%	3.4	0.5%	7.3	1.1%	7.3	1.1%	6.6	1.0%	6.6	1.0%	28.0	1.0%	28.0	1.0%
CDSOA income (expense), net(3)	(47.7)	(7.0)%	(47.7)	(7.0)%	(6.1)	(0.9)%	(6.1)	(0.9)%	0.2	—%	0.2	—%	(6.0)	(0.9)%	(6.0)	(0.9)%	(59.6)	(2.2)%	(59.6)	(2.2)%
Health care plan modification costs(4)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	2.9	0.4%	2.9	0.4%	2.9	0.1%	2.9	0.1%
Acquisition related costs(5)	—	—%	—	—%	0.8	0.1%	0.8	0.1%	2.5	0.4%	2.5	0.4%	0.9	0.1%	0.9	0.1%	4.2	0.2%	4.2	0.2%
(Gain) loss on dissolution/divestment of subsidiary	(1.4)	(0.2)%	(1.4)	(0.2)%	—	—%	—	—%	0.9	0.1%	0.9	0.1%	—	—%	—	—%	(0.5)	—%	(0.5)	—%
Mark-to-market remeasurement losses(6)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	65.4	10.0%	—	—%	65.4	2.4%
Total Adjustments	(37.2)	(5.4)%	(37.2)	(5.4)%	(1.5)	(0.3)%	(1.9)	(0.3)%	21.2	3.2%	11.0	1.7%	20.6	3.1%	70.1	10.7%	3.1	0.1%	42.0	1.6%
Adjusted EBIT	$61.4	9.0%	$65.8	9.6%	$71.7	10.6%	$76.1	11.3%	$63.3	9.6%	$67.8	10.3%	$60.4	9.2%	$65.5	10.0%	$256.8	9.6%	$275.2	10.3%

(1) Pension settlement charges in 2016 primarily related to lump sum distributions to new retirees, the purchase of a group annuity contract from Canada Life, and lump-sum distributions to deferred vested participants.

(2) Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives. The Company re-assesses its operating footprint and makes adjustments as needed that result in restructuring charges.  However, management believes that these actions are not representative of the Company’s core operations.

(3) CDSOA income represents the amount of funds received by the Company from monies collected by U.S. Customs on entries of merchandise subject to anti-dumping orders that entered the U.S. prior to October 1, 2007.

(4) Health care plan modification costs represent one-time charges associated with a redesign in medical insurance options available for active associates. In connection with the redesign, the Company elected to pay certain unused reimbursement account balances to associates impacted by the change in available options.

(5) Acquisition related charges in 2016 related to the acquisition of Lovejoy and EDT, including one-time transaction costs.

(6) Mark-to-market remeasurement losses represent actuarial losses that resulted from the remeasurement of pension plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses through earnings in connection with the annual remeasurement in the fourth quarter, or on an interim basis if specific events trigger a remeasurement.

TIMKEN

Reconciliation of EBIT Margin, After Adjustments, to Net Income as a Percentage of Sales and EBIT, After Adjustments, to Net Income:
(Unaudited)
The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance deemed useful to investors. Management believes that non-GAAP measures of adjusted EBIT and adjusted EBIT margin for the segments are useful to investors as they are representative of each segment's core operations and are used in the management of the business, including decisions concerning the allocation of resources and assessment of performance.

Mobile Industries
(Dollars in millions)	Three Months Ended March 31, 2016				Three Months Ended June 30, 2016				Three Months Ended September 30, 2016				Three Months Ended December 31, 2016				Twelve Months Ended December 31, 2016
	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales
EBIT	$30.2	7.9%	$32.0	8.4%	$35.3	9.6%	$37.4	10.2%	$24.1	6.8%	$25.9	7.3%	$19.2	5.6%	$(8.2)	(2.4)%	$108.8	7.5%	$87.1	6.0%

Impairment and restructuring charges(1)	7.1	1.9%	7.1	1.8%	2.3	0.6%	2.3	0.6%	6.5	1.8%	6.5	1.8%	5.6	1.6%	5.6	1.6%	21.5	1.5%	21.5	1.5%
Gain on dissolution/divestment of subsidiary	(1.4)	(0.4)%	(1.4)	(0.4)%	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	(1.4)	(0.1)%	(1.4)	(0.1)%
Health care plan modification costs(2)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	1.7	0.5%	1.7	0.5%	1.7	0.1%	1.7	0.1%
Mark-to-market remeasurement losses(4)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	29.7	8.7%	—	—%	29.7	2.1%
Adjusted EBIT	$35.9	9.4%	$37.7	9.8%	$37.6	10.2%	$39.7	10.8%	$30.6	8.7%	$32.4	9.2%	$26.5	7.7%	$28.8	8.4%	$130.6	9.0%	$138.6	9.6%

Process Industries
(Dollars in millions)	Three Months Ended March 31, 2016				Three Months Ended June 30, 2016				Three Months Ended September 30, 2016				Three Months Ended December 31, 2016				Twelve Months Ended December 31, 2016
	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales	As Originally Reported	% of Net Sales	Revised Results	% of Net Sales
EBIT	$32.6	10.8%	$33.8	11.2%	$46.7	15.3%	$47.9	15.7%	$40.7	13.4%	$42.0	13.8%	$43.2	13.8%	$25.8	8.3%	$163.2	13.3%	$149.5	12.2%

Impairment and restructuring charges(1)	3.6	1.2%	3.6	1.2%	1.0	0.3%	1.0	0.3%	0.9	0.3%	0.9	0.3%	1.2	0.4%	1.2	0.4%	6.7	0.5%	6.7	0.5%
Loss on dissolution/divestment of subsidiary	—	—%	—	—%	—	—%	—	—%	0.9	0.3%	0.9	0.3%	—	—%	—	—%	0.9	0.1%	0.9	0.1%
Health care plan modification costs(2)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	0.7	0.2%	0.7	0.2%	0.7	0.1%	0.7	0.1%
Acquisition related costs(3)	—	—%	—	—%	—	—%	—	—%	1.7	0.5%	1.7	0.6%	0.7	0.2%	0.7	0.2%	2.4	0.2%	2.4	0.2%
Mark-to-market remeasurement losses(4)	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	—	—%	18.7	6.0%	—	—%	18.7	1.5%
Adjusted EBIT	$36.2	12.0%	$37.4	12.4%	$47.7	15.6%	$48.9	16.0%	$44.2	14.5%	$45.5	15.0%	$45.8	14.6%	$47.1	15.1%	$173.9	14.2%	$178.9	14.6%

(1) Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives. The Company re-assesses its operating footprint and makes adjustments as needed that result in restructuring charges.  However, management believes these actions are not representative of the Company’s core operations.

(2) Health care plan modification costs represent one-time charges associated with a redesign in medical insurance options available for active associates. In connection with the redesign, the Company elected to pay certain unused reimbursement account balances to associates impacted by the change in available options.

(3) Acquisition related charges in 2016 related to the acquisition of Lovejoy and EDT, including one-time transaction costs.

(4) Mark-to-market remeasurement losses represent actuarial losses that resulted from the remeasurement of pension plan assets and obligations as a result of changes in assumptions. The Company recognizes actuarial (gains) and losses through earnings in connection with the annual remeasurement in the fourth quarter, or on an interim basis if specific events trigger a remeasurement.